EXHIBIT 32.1

P&F INDUSTRIES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of P&F Industries, Inc. (the “Company”) for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard A. Horowitz, Principal Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD A. HOROWITZ
Richard A. Horowitz
Date: May 17, 2010	Principal Executive Officer